                             SECURITIES AND EXCHANGE COMMISSION
                                     450 Fifth Street, NW
                                     Washington, DC  20549

                        ------------------------------------------

                                          FORM 8-K
                                       CURRENT REPORT

                           Pursuant to Section 13 or 15(d) of the
                              Securities Exchange Act of 1934

                                 For the Month of June, 1996

                                 PNC MORTGAGE SECURITIES CORP.
                              MORTGAGE PASS-THROUGH CERTIFICATES,
                                         SERIES 1995-2
                 (Exact name of the registrant as specified in charter)

                 Delaware                33-84896            36-4041590
               (State or other         (Commission          (IRS Employer
               jurisdiction of         File Number)         Identification
               Incorporation)                               Number)


                                   75 NORTH FAIRWAY DRIVE
                                   VERNON HILLS, IL  60061

                         (Address of principal executive offices)

                    Registrant's telephone number, including area code:

                                      (847) 549-6500

ITEM 5.

     See Exhibit A, the Distribution Report for the Month of June, 1996, attached hereto.

ITEM 7.

   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS:


     EXHIBITS:

     A. PNC Mortgage Securities Corp., Mortgage Pass-Through Certificates, Series 1995-2, Monthly Distribution Report for June 1996.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    July 10, 1996

                                              PNC MORTGAGE SECURITIES CORP.
                                              (Registrant)

                                              By:   /s/ (RICHIE MOORE)
                                                    ------------------
                                                    RICHIE MOORE
                                                    ASSISTANT VICE PRESIDENT

                                                               EXHIBIT A
                            PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             06/1996 DISTRIBUTION REPORT

PROCESSING MONTH:  05/1996

SERIES 1995-2  (1372)                                   WEIGHTED AVERAGE PC RATE: 7.5233
- ----------------------------------------------------------------------------------------
ISSUE DATE:   09/29/1995
CERTIFICATE BALANCE AT ISSUE:  $269,988,933.11

                                                              CERTIFICATE
                                                   TOTAL      ACCOUNT       CERTIFICATE
                                                   NUMBER OF  ACTIVITY      BALANCE
                                                   MORTGAGES  (@ PC RATE)   OUTSTANDING
                                                   ---------  ------------  ---------------
BALANCES FROM LAST FISCAL MONTH-END:                     875                $257,622,293.89
PRINCIPAL POOL COLLECTION(S):
   Scheduled Principal Collected Due Current Month              $193,789.83
   Unscheduled Principal Collection/Reversals                    $69,951.33
   Liquidations-in-full                                    6  $1,748,078.45
   Principal Balance Sales Adjustments                                $0.00
   Net Principal Distributed                                  $2,011,819.61  ($2,011,819.61)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                   0.00

BALANCE CURRENT FISCAL MONTH-END:                        869
$255,610,474.28

SCHEDULED INTEREST AT MORTGAGE RATE:                          $1,718,896.19

UNSCHEDULED INTEREST AT MORTGAGE RATE:
   Unscheduled Interest Collections/Reversals                         $0.00
   Interest Sales Adjustments                                         $0.00
   Interest Accrual Adjustment                                        $0.00
   Interest Uncollected on Liquidation                                $0.00
   Interest Uncollected on Non-Earning Assets                         $0.00
   Net Unscheduled Interest Distributed                               $0.00

OTHER:
   Loan Conversion Fees                                               $0.00
   Expense Reimbursements                                             $0.00
   Gain on Liquidations                                               $0.00
   Hazard Insurance Premium Refunds                                   $0.00
   Net Other Distributions                                            $0.00

SCHEDULED SERVICING FEE EXPENSES:                               $103,652.75

UNSCHEDULED SERVICING FEES:
   Unscheduled Service Fee Collections/Reversals                      $0.00
   Servicing Fees Sales Adjustments                                   $0.00
   Servicing Fees Accrual Adjustments                                 $0.00
   Servicing Fees Uncollected on Liquidation                          $0.00
   Servicing Fees Uncollected/Non-Earning Assets                      $0.00
   Net Unscheduled Service Fees Distributed                           $0.00

MISCELLANEOUS EXPENSES:                                               $0.00

NET FUNDS DISTRIBUTED:                                        $3,627,063.05


                           PNC MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             06/1996 DISTRIBUTION REPORT

PROCESSING MONTH:  05/1996

SERIES 1995-2  (1372)                                   WEIGHTED AVERAGE PC RATE:7.5233
- ----------------------------------------------------------------------------------------
                                             MEMO ITEMS
                                             -----------

MEMO INCOME/EXPENSES TO SERVICERS            ISSUER P & I ADVANCES:
- ---------------------------------            -----------------------------------
Late Charges            $0.00                Beginning Advance Balance    $0.00
Prepayment Fees         $0.00                New Advances                 $0.00
Miscellaneous Fees      $0.00                Advances Recovered           $0.00
                                             Ending Advance Balances      $0.00


INSURANCE RESERVES*
- -------------------

                                                                                  COVERAGE
  INSURANCE TYPE ORIGINAL BALANCE CLAIMS IN PROGRESS CLAIMS PAID  ADJUSTMENTS    REMAINING
  -------------- ---------------- ------------------ -----------  -----------    ---------
  MPI                       $0.00              $0.00     $0.00          $0.00          $0.00

  SPECIAL HAZARD    $2,699,890.00              $0.00     $0.00          $0.00
$2,699,890.00

  BANKRUPTCY BOND
  SINGLE-UNITS        $109,818.00             $0.00      $0.00          $0.00    $109,818.00
  MULTI-UNITS               $0.00             $0.00      $0.00          $0.00          $0.00

  MORTGAGE
    REPURCHASE      $5,399,779.00             $0.00      $0.00          $0.00  $5,399,799.00


DELINQUENT INSTALLMENTS
- -----------------------


              ONE                         TWO                         THREE
     -----------------------     ----------------------     ----------------------
     COUNT      PRIN BALANCE     COUNT     PRIN BALANCE     COUNT     PRIN BALANCE
     -----------------------     ----------------------     ----------------------
         3       $811,031.91          0          $0.00           0           $0.00

          IN FORECLOSURE                ACQUIRED
     -----------------------     ----------------------
     COUNT      PRIN BALANCE     COUNT     PRIN BALANCE
     -----------------------     ----------------------
         1       $269,760.33          0           $0.00


The Class B-4, Class B-5 and Class B-6 Certificates (the "Junior Subordinate Certificates") provide Coverage (as defined below) to (i) the Class A-1,
Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class A-7 Certificates (the "Senior Certificates") and (ii) the Class B-1, Class B-2, Class B-3 Certificates (the "Senior Subordinate Certificates" and, together with the Junior Subordinate Certificates, the "Subordinate Certificates"). Each Class of Subordinate Certificates provides Coverage to the Senior Certificates and each Class of Subordinate Certificates with a lower numerical designation. The Class of Subordinate Certificates with the lowest numerical designation is the Class B-1 Certificates. "Coverage" is defined as credit support and special hazard, bankruptcy and fraud coverage. The foregoing is subject to the description of the credit enhancements in the prospectus supplement pursuant to which the Senior Certificates (other than the Class A-7 Certificates) and the Senior Subordinate Certificates were offered.

The Class Principal Balance of the Subordinate Certificates immediately after the principal and interest distribution on June 25, 1996 are as follows:


                     CLASS         CLASS PRINCIPAL BALANCE
                     B-1           $6,035,772.79
                     B-2           $4,694,490.76
                     B-3           $2,682,566.43
                     B-4           $1,609,540.05
                     B-5             $536,512.67
                     B-6           $1,207,155.67


The amount of special hazard, bankruptcy, and fraud coverage immediately after the principal and interest distribution on June 25, 1996 is $2,699,890.00, $109,818.00, and $5,399,779.00, respectively.


                           PNC MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                            05/1996 DISTRIBUTION REPORT

PROCESSING MONTH: 05/1996

SERIES 1995-2 (1372)                                    WEIGHTED AVERAGE PC RATE: 7.5233
- -----------------------------------------------------------------------------------------

    BEGINNING                                                ENDING
PRINCIPAL BALANCE                                           PRINCIPAL BALANCE
- -----------------                                           -----------------
  $257,622,293.89                                             $255,610,474.28


 PRINCIPAL           SCHEDULED         INTEREST        NET INTEREST        TOTAL
DISTRIBUTION       INTEREST DUE       ADJUSTMENT       DISTRIBUTION      DISTRIBUTION
- ------------       -------------      ----------       -------------     -------------
$2,011,819.61      $1,615,243.44           $0.00       $1,615,243.44     $3,627,063.05



                                                                           EXHIBIT A
                  DELINQUENT* MORTGAGE LOANS (AS OF MAY 31, 1996):

SERIES 1995-2
                          I                  II                III
                    TOTAL LOANS            TOTAL
                          IN               DELINQ.      LOANS DELINQUENT
                    MORTGAGE POOL          LOANS            1 MONTH
                  -------------------------------------------------------
DOLLAR AMOUNT     $255,610,474.28**   $1,080,792.24***     $811,031.91***

NUMBER                        869                 4                  3

% OF POOL
(DOLLARS)                  100.00%             0.42%              0.32%

% OF POOL
(NO. OF LOANS)             100.00%             0.46%              0.35%

                        IV                   V                VI

                LOANS DELINQUENT    LOANS DELINQUENT       LOANS IN
                    2 MONTH               3 MONTH         FORECLOSURE
                -------------------------------------------------------
DOLLAR AMOUNT               $0.00***    $269,760.33***     $     $0.00***

NUMBER                          0                 1                  0

% OF POOL
(DOLLARS)                    0.00%             0.11%              0.00%

% OF POOL
(NO. OF LOANS)               0.00%             0.12%              0.00%


                         VII
                        LOANS
                       ACQUIRED
                  ------------------
DOLLAR AMOUNT               $0.00***

NUMBER                          0

% OF POOL
(DOLLARS)                    0.00%

% OF POOL
(NO. OF LOANS)               0.00%

* A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

** Reflects the outstanding principal balance of the Mortgage Pool after the application of all June 1, 1996 scheduled payments and May 1, 1996 unscheduled payments on the mortgage loans.

*** Reflects outstanding principal balance of delinquent mortgage loans as of May 31, 1996.

Trading Factor, calculated as of June 25, 1996: .94674427. By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off
Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including June 1, and unscheduled prepayments in months prior to May) can be calculated.